Redeemable non-controlling interests	12 Months Ended
Mar. 31, 2023
Noncontrolling Interest [Abstract]
Redeemable non-controlling interests
21.	Redeemable non-controlling interests
Yoken Holding Limited (“Yoken”), a wholly owned subsidiary of the Company issued 120,000 redeemable preferred shares amounting to RMB6 million to a third-party investor in October, 2020. The preferred shares are redeemable at the holder’s option if Yoken fails to complete a qualified IPO in a pre-agreed
period of time since its issuance with a redemption price measured by 10% interest per year. The preferred shares are therefore accounted for as redeemable non-controlling
interests in mezzanine equity and are accreted to the redemption value over the period starting from the issuance date. The contract terms are the same as the Preferred Shares of the Company.
For the years ended March 31 2021, 2022 and 2023, the Company recognized accretion of RMB0.1 million, RMB0.6 million and RMB0.7 million, respectively, to the respective redemption value of the redeemable non-controlling interest over the period starting from issuance date with a corresponding increase to the accumulated deficit. As of March 31, 2022 and 2023, the redeemable non-controlling
interests was RMB6.5 million and RMB7.2 million, respectively.
The following tables provides details of the redeemable non-controlling interests activity for the years ended March 31, 2021, 2022 and 2023:

	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2023
	RMB	RMB	RMB
Beginning balance	5,809	5,947	6,522
Accretion of redeemable non-controlling interests	138	575	675

Ending balance	5,947	6,522	7,197